                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM T - 1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

              Check if an application to determine eligibility of a
                  Trustee pursuant to Section 305(b)(2) _____

                                ---------------

                           NORWEST BANK COLORADO, N.A.
               (Exact name of trustee as specified in its charter)


          NOT APPLICABLE                                  84-0187632
                                                   -------------------
(Jurisdiction of incorporation or                    (I.R.S. Employer
 Organization if not a U.S. national                Identification No.)
 bank)


           1740 BROADWAY
          DENVER, COLORADO                           80274-8693
(Address of principal executive office)              (Zip Code)


                           NORWEST BANK COLORADO, N.A.
                        ATTN:: CORPORATE TRUST DEPARTMENT
                                  1740 BROADWAY
                              DENVER, CO 80274-8693
                                  303-863-6247
            (Name, address and telephone number of agent for service)

                                ---------------

                                 NORDSTROM, INC.
               (Exact name of obligor as specified in its charter)


          WASHINGTON                                   91-0515058
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                     Identification No.)


   1617 SIXTH AVENUE, SUITE 500
            SEATTLE, WA                              98101-1742
(Address of principal executive office)              (Zip Code)

                                ---------------

SENIOR DEBT SECURITIES AND SUBORDINATED DEBT SECURITIES OF NORDSTROM, INC.


ITEM 1. GENERAL INFORMATION

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

        Name                                                     Address
        ----                                                     --------
        Comptroller of the Currency                       Washington, D.C.
        Federal Reserve Bank of Denver                    Denver, Colorado
        Federal Deposit Insurance Corporation             Dallas, Texas
        National Bank Examiners - Western District Denver, Colorado


        (b)    Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

        If the Obligor is an affiliate of the trustee, describe such affiliation.

               None.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

        (a) Furnish the following information as to each class of voting securities of the trustee.

                     As of December 31, 1998
                         (within 31 days)

               Col. A                                     Col. B
               Title of Class                             Amount Outstanding

                     Not Applicable


ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

        If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

        (a) Title of the securities outstanding under each such other indenture.

               Nordstrom Inc., 6.95% Senior Debentures Due March 15, 2028.

               Also, Senior Debt Securities of Nordstrom, Inc. and Subordinated Debt Securities of Nordstrom, Inc. under the Senior Indenture and Subordinated Indenture filed as Exhibits 4.3 and 4.4, respectively, to Amendment No. 2 to Registration Statement No. 333-69281 of Nordstrom, Inc. (no securities are presently outstanding under the Senior Indenture or the Subordinated Indenture).


        (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indentures, including a statement as to how the indenture securities will rank as compared with the securities under such other indentures.

                Not applicable, none of the issues is in default.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

        If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                 Not applicable.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

        Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:

                 As of  December 31, 1998
                    (within 31 days)

   Col. A            Col. B              Col. C                Col. D
--------------    --------------      --------------      ----------------------
                                                          Percentage of Voting
                                                          Securities Represented
                                        Amount Owned      by Amount Given

Name of Owner        Title of Class           Beneficially           In Col. C
-------------        --------------           ------------           ---------------
                      None

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

        Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

               As of  December 31, 1998
                 (within 31 days)




      Col. A               Col. B                Col. C                  Col. D
----------------      ----------------     ----------------      ----------------------
                                                                 Percentage of Voting
                                                                 Securities Represented
                                            Amount Owned         by Amount Given
Name of Owner         Title of Class        Beneficially         in Col. C
----------------      ----------------     ----------------      ----------------------
                      None


ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

        Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

               As of  December 31, 1998
                  (within 31 days)

    Col. A                 Col. B                Col. C                     Col. D
----------------      ----------------     ----------------          ----------------------
                      Whether the           Amount Owned             Percentage of
                      Securities are        Beneficially or          Class
                      Voting or             Held as Collateral       Represented by
Title of              Nonvoting             Security for             Amount Given
Class                 Securities            Obligations in Default   in Col. C
----------------      ----------------     ----------------          ----------------------
                      None


ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter, any of which are so owned or held by the trustee:


               As of  December 31, 1998
                   (within 31 days)



     Col. A                 Col. B               Col. C                      Col. D
----------------     -----------------    ---------------------      ----------------------
                                          Amount Owned
Name of                                   Beneficially or Held       Percentage of Class
Issuer and                                as Collateral Security     Securities Represented
Title                Amount               for Obligations in         by Amount Given
of Class             Outstanding          Default by Trustee         in Col. C
                      None
----------------     -----------------    ---------------------      ----------------------

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          If the trustee owns beneficially or holds as collateral security for obligations in default any voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

               As of  December 31, 1998
                   (within 31 days)

      Col. A               Col. B                 Col. C                      Col. D
----------------     -----------------    ---------------------      ----------------------
                                          Amount Owned
                                          Beneficially or Held       Percentage of Class
Name of Issuer                            as Collateral Security     Securities Represented
and Title             Amount              for Obligations in         by Amount Given
Of Class              Outstanding         Default by Trustee         in Col. C
----------------     -----------------    ---------------------      ----------------------
                      None


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          If the Trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person, any of which are so owned or held by the trustee:

               As of  December 31, 1998
                  (within 31 days)

      Col. A            Col. B                   Col. C                       Col. D
----------------     -----------------    ----------------------     ----------------------
                                          Amount Owned
                                          Beneficially or Held       Percentage of Class
Name of                                   as Collateral Security     Securities Represented
Issuer and           Amount               for Obligations in         by Amount Given
Title of Class       Outstanding          Default by Trustee         in Col. C
----------------     -----------------    ----------------------     ----------------------
                     None

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

            Col. A                  Col. B                    Col. C
           ---------               ---------                ---------
            N/A                     N/A                       N/A



ITEM 13.  DEFAULTS BY THE OBLIGOR.

          (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                      None.


          (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series. identify the indenture or series affected, and explain the nature of any such default.

                      None.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

          If any underwriter is an affiliate of the trustee, describe each such affiliation.


                      Not applicable.

ITEM 15.  FOREIGN TRUSTEE.

          Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                       Not applicable.

ITEM 16.  LIST OF EXHIBITS.

          List below all exhibits filed as a part of this statement of eligibility.

          1. A copy of the articles of association of the trustee as now in effect*

          2. A copy of the authorization of the trustee to exercise corporate trust powers*

          3. A copy of the existing bylaws of the trustee, or instruments corresponding thereto*

          4. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.



* EXHIBITS 1, 2 AND 3 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF NORWEST BANK COLORADO, N.A. FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON AMENDMENT NO.2 TO FORM S-4 OF ICG HOLDINGS, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 5, 1997 (REGISTRATION NO. 333-24359).

                                    SIGNATURE




               Pursuant to the requirements of the Trustee Indenture Act of 1939 the trustee, Norwest Bank Colorado, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City and County of Denver, and State of Colorado on the 13th day of January, 1999.


                                                   NORWEST BANK COLORADO, N.A.



                                                   By: /s/ LEIGH M. LUTZ
                                                       ----------------------
                                                       Leigh M. Lutz
                                                       Vice President

                               CONSENT OF TRUSTEE




Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the issue of Senior Debt Securities and Subordinated Debt Securities of Nordstrom, Inc. We hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.


                           NORWEST BANK COLORADO, N.A.


                           By:  /s/ LEIGH M. LUTZ
                               --------------------
                               Leigh M. Lutz
                               Vice President



Dated: January 13, 1999

                                                                       Exhibit 4

Legal Title of Bank:  NORWEST BANK COLORADO, N.A.    Call Date: 9/30/98 FFIEC031

Address:              1740 BROADWAY                                    Page RI-1

City, State  Zip:     DENVER, CO 80274-8604            Printed 10/20/98 at 17:58

FDIC Certificate No.  03011

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1998-SEPTEMBER 30, 1998

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                                                                             I480
                                                                                                             ----
                                                                  Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:
          (a) Loans secured by real estate..................................................   4011        128,383   1.a.(1)(a)
          (b) Loans to depository institutions..............................................   4019          3,827   1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers...........   4024          6,141   1.a.(1)(c)
          (d) Commercial and industrial loans...............................................   4012         51,509   1.a.(1)(d)
          (e) Acceptances of other banks....................................................   4026             11   1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans............................................   4054          5,940   1.a.(1)(f)(1)
              (2) Other.....................................................................   4055         57,199   1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions........................   4056              0   1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations.......................................................   4503              0   1.a.(1)(h)(1)
              (2) Tax-exempt obligations....................................................   4504            807   1.a.(1)(h)(2)
          (i) All other loans in domestic offices...........................................   4058              2   1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................   4059              0   1.a.(2)
   b. Income from lease financing receivables:
      (1) Taxable leases....................................................................   4505              0   1.b.(1)
      (2) Tax-exempt leases.................................................................   4307              0   1.b.(2)
   c. Interest income on balances due from depository institutions:(1)
      (1) In domestic offices...............................................................   4105             29   1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................   4106         27,250   1.c.(2)
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency obligations...................   4027        123,283   1.d.(1)
      (2) Securities issued by state and political subdivisions in the U.S.:
          (a) Taxable securities............................................................   4506             77   1.d.(2)(a)
          (b) Tax-exempt securities.........................................................   4507          1,987   1.d.(2)(b)
      (3) Other domestic debt securities....................................................   3657             86   1.d.(3)
      (4) Foreign debt securities...........................................................   3658              0   1.d.(4)
      (5) Equity securities (including investments in mutual funds).........................   3659            450   1.d.(5)
   e. Interest income from trading assets...................................................   4069          1,975   1.e.
                                                                                               -------------------



--------------
(1) Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:  NORWEST BANK COLORADO, N.A.                                                       Call Date: 9/30/98 FFIEC 031
Address:              1740 BROADWAY                                                                                        Page RI-2
City, State Zip:      DENVER, CO 80274-8604                                                                Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RI--CONTINUED
                                                                                     --------------
                                                 Dollar Amounts in Thousands         Year-to-date
---------------------------------------------------------------------------------------------------
                                                                                RIAD Bil Mil Thou
 1. Interest income (continued)
    f. Interest income on federal funds sold and securities purchased under
       agreements to resell ................................................... 4020      15,347      1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................... 4107     424,303      1.g.
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts) ................. 4508         978      2.a.(1)(a)
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs) ...................... 4509      50,738      2.a.(1)(b)(1)
               (2) Other savings deposits ..................................... 4511      22,777      2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more .......................... A517      16,356      2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000 ........................ A518      37,431      2.1.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement
           subsidiaries, and IBFs ............................................. 4172      11,856      2.a.(2)
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase ............................................... 4180       3,314      2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money .................................. 4185          26      2.c.
    d. Not applicable
    e. Interest on subordinated notes and debentures .......................... 4200       1,885      2.e.
    f. Total interest expense (sum of items 2.a through 2.e) .................. 4073     145,361      2.f.
                                                                                                      -----------------------
 3. Net interest income (item 1.g minus 2.f) ..................................                       RIAD 4074       278,942   3.
                                                                                                      -----------------------
                                                                                                      -----------------------
 4. Provisions:
    a. Provision for credit losses ............................................                       RIAD 4230           994   4.a.
    b. Provision for allocated transfer risk ..................................                       RIAD 4243             0   4.b.
                                                                                                      -----------------------
 5. Noninterest income:
    a. Income from fiduciary activities ....................................... 4070      24,653      5.a.
    b. Service charges on deposit accounts in domestic offices ................ 4080      51,588      5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d) ................................................. A220      14,560      5.c.
    d.-e. Not applicable
    f. Other noninterest income:
       (1) Other fee income ................................................... 5407      28,162      5.f.(1)
       (2) All other noninterest income* ...................................... 5408       6,133      5.f.(2)
                                                                                                      -----------------------
    g. Total noninterest income (sum of items 5.a through 5.f) ................                       RIAD 4079       125,096   5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .................                       RIAD 3521             0   6.a.
    b. Realized gains (losses) on available-for-sale securities ...............                       RIAD 3196        10,680   6.b.
                                                                                                      -----------------------
 7. Noninterest expense:
    a. Salaries and employee benefits ......................................... 4135      83,799      7.a.
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) ....... 4217      31,069      7.b.
    c. Other noninterest expense* ............................................. 4092     144,021      7.c.
                                                                                                      -----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ...............                       RIAD 4093       258,889   7.d.
                                                                                                      =======================
 8. Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)..                       RIAD 4301       154,835   8.
 9. Applicable income taxes (on item 8) .......................................                       RIAD 4302        50,306   9.
                                                                                                      =======================
10. Income (loss) before extraordinary items and other adjustments (item 8
    minus 9) ..................................................................                       RIAD 4300       104,529  10.
11. Extraordinary items and other adjustments, net of income taxes* ...........                       RIAD 4320             0  11.
12. Net income (loss) (sum of items 10 and 11) ................................                       RIAD 4340       104,529  12.
                                                                                                      -----------------------

----------

* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  NORWEST BANK COLORADO, N.A.                                                       Call Date: 9/30/98 FFIEC 031
Address:              1740 BROADWAY                                                                                        Page RI-3
City, State Zip:      DENVER, CO 80274-8604                                                                Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RI--CONTINUED
                                                                                                                        ----
                                                                                                                        I481
                                                                                                                ------------
Memoranda                                                                                                       Year-to-date
                                                                                                          ------------------
                                                 Dollar Amounts in Thousands                            RIAD Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes ..........................   4513         211      M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8) ...............................................................   8431         153      M.2.
 3.-4. Not applicable
 5. Number of full-time equivalent employees at end of current period (round to                                   Number
    nearest whole number) ...........................................................................   4150       2,860      M.5.
                                                                                                        ----
 6. Not applicable
 7. If the reporting bank has restated its balance sheet as a result of applying push down              RIAD CC YY MM DD
    accounting this calendar year, report the date of the bank's acquisition (1) ....................   9106 00 00 00 00      M.7.
                                                                                                        ----
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                              Bil Mil Thou
    a. Interest rate exposures ......................................................................   8757      14,560      M.8.a.
    b. Foreign exchange exposures ...................................................................   8758           0      M.8.b.
    c. Equity security and index exposures ..........................................................   8759           0      M.8.c.
    d. Commodity and other exposures ................................................................   8760           0      M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income ...................................................   8761           0      M.9.a.
    b. Net (increase) decrease to interest expense ..................................................   8762           0      M.9.b.
    c. Other (noninterest) allocations ..............................................................   8763           0      M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions) ...............................   A251           0      M.10.
                                                                                                       -----------------

11. Does the reporting bank have a Subchapter S election in effect for federal income tax                        YES  NO
    purposes for the current tax year? ..............................................................  -----------------
                                                                                                        A530           X      M.11.
                                                                                                       -----------------
12. Deferred portion of total applicable income taxes included in Schedule RI,                              Bil Mil Thou
    items 9 and 11 (to be reported with the December Report of Income) ..............................  -----------------
                                                                                                        4772         N/A      M.12.
                                                                                                       -----------------

----------

(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank: NORWEST BANK COLORADO, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 BROADWAY                                     Page RI-4
City, State  Zip:    DENVER, CO 80274-8604             Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                                      I483
                                                                                                                      ----
                                                                           Dollar Amounts in Thousands   RIAD   Bil   Mil  Thou
------------------------------------------------------------------------------------------------------   ----   ---   ---  ----
 1.  Total equity capital originally reported in the December 31, 1997, Reports of Condition
     and Income .......................................................................................  3215           449,549   1.
 2.  Equity capital adjustments from amended Reports of Income, net* ..................................  3216                 0   2.
 3.  Amended balance end of previous calendar year (sum of items 1 and 2) .............................  3217           449,549   3.
 4.  Net income (loss) (must equal Schedule RI, item 12) ..............................................  4340           104,529   4.
 5.  Sale, conversion, acquisition, or retirement of capital stock, net ...............................  4346                 0   5.
 6.  Changes incident to business combinations, net ...................................................  4356             7,102   6.
 7.  LESS: Cash dividends declared on preferred stock .................................................  4470                 0   7.
 8.  LESS: Cash dividends declared on common stock ....................................................  4460            40,000   8.
 9.  Cumulative effect of changes in accounting principles from prior years* (see instructions for
     this schedule) ...................................................................................  4411                 0   9.
10.  Corrections of material accounting errors from prior years* (see instructions for this schedule)    4412                 0  10.
11.  Change in net unrealized holding gains (losses) on available-for-sale securities .................  8433             2,573  11.
12.  Foreign currency translation adjustments .........................................................  4414                 0  12.
13.  Oher transactions with parent holding company* (not included in items 5, 7, or 8 above) ..........  4415                 0  13.
14.  Total equity capital end of current period (sum of items 3 through 13) (must equal
     Schedule RC, item 28) ............................................................................  3210           523,753  14.
                                                                                                         ----------------------

-------------
*Describe on Schedule RI-E--Explanations.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND CHANGES
                  IN ALLOWANCE FOR CREDIT LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                        I486
                                                                                                                        ----
                                                                                     (Column A)               (Column B)
                                                                                     Charge-offs              Recoveries
                                                                               ----------------------   ----------------------
                                                                                            Calendar year-to-date
                                                                               -----------------------------------------------
                                                 Dollar Amounts in Thousands   RIAD   Bil   Mil  Thou   RIAD   Bil   Mil  Thou
----------------------------------------------------------------------------   ----   ---   ---  ----   ----   ---   ---  ----
1. Loans secured by real estate:
   a. To U.S. addressees (domicile) .........................................  4651               817   4661             1,695  1.a.
   b. To non-U.S. addressees (domicile) .....................................  4652                 0   4662                 0  1.b.
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions ..................  4653                 0   4663                 0  2.a.
   b. To foreign banks ......................................................  4654                 0   4664                 0  2.b.
3. Loans to finance agricultural producton and other loans to farmers .......  4655               331   4665                82  3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) .........................................  4645               894   4617             1,425  4.a.
   b. To non-U.S. addressees (domicile) .....................................  4646                 0   4618                 0  4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans ........................................  4656               338   4666                 0  5.a.
   b. Other (includes single payment, installment, and all student loans) ...  4657             7,765   4667             2,989  5.b.
6. Loans to foreign governments and official institutions ...................  4643                 0   4627                 0  6.
7. All other loans ..........................................................  4644             2,726   4628               599  7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile) .........................................  4658                 0   4668                 0  8.a.
   b. Of non-U.S. addressees (domicile) .....................................  4659                 0   4669                 0  8.b.
9. Total (sum of items 1 through 8) .........................................  4635            12,871   4605             6,790  9.
                                                                               -----------------------------------------------

Legal Title of Bank:  NORWEST BANK COLORADO, N.A.  Call Date: 9/30/98  FFIEC 031
Address:              1740 BROADWAY                                    Page RI-5
City, State  Zip:     DENVER, CO 80274-8604            Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RI-B -- CONTINUED

PART I. CONTINUED

                                                                                   (Column A)          (Column B)
                                                                                   Charge-offs         Recoveries
                                                                             -------------------------------------------
Memoranda                                                                                Calendar year-to-date
                                                                             -------------------------------------------
                                               Dollar Amounts in Thousands   RIAD  BILL  MIL  THOU  RIAD  BIL  MIL  THOU
---------------------------------------------------------------------------  -------------------------------------------
1-3. Not applicable

4.   Loans to finance commercial real estate, Construction, and land development activities (not secured by real estate) included in
     Schedule RI-B, part I, items 4 and 7, above...........................  5409                0  5410               0  M.4.

5.   Loans secured by real estate in domestic offices (included in
     Schedule RI-B, part I, item 1, above):
     a.  Construction and land development.................................  3582               58  3583              89  M.5.a.

     b.  Secured by farmland...............................................  3584                0  3585              19  M.5.b.

     c.  Secured by 1-4 family residential properties:
         (1) Revolving, open-end loans secured by 1-4 family residential
             properties and extended under lines of credit.................  5411                0  5412               0  M.5.c.(1)

         (2) All other loans secured by 1-4 family residential properties..  5413              509  5414             590  M.5.c.(2)

     d.  Secured by multifamily (5 or more) residential properties.........  3588                0  3589               0  M.5.d.

     e.  Secured by nonfarm nonresidential properties......................  3590              250  3591             997  M.5.e.
                                                                             -------------------------------------------


PART II. CHANGES IN ALLOWANCE FOR CREDIT LOSSES

                                                                       Dollar Amounts in Thousands  RIAD  BIL  MIL  THOU
--------------------------------------------------------------------------------------------------  --------------------
1.  Balance originally reported in the December 31, 1997, Reports of Condition and Income.........  3124          79,389  1.

2.  Recoveries (must equal or exceed part I, item 9, column B above)..............................  2419           6,790  2.

3.  LESS: Charge-offs (must equal or exceed part I, Item 9, column A above).......................  2432          12,871  3.

4.  Provision for credit losses (must equal Schedule RI, item 4.a)................................  4230             994  4.

5.  Adjustments* (see instructions for this schedule).............................................  4815           1,169  5.

6.  Balance end of current period (sum of item  1 through 5) (must equal or exceed
    Schedule RC, item  4.b).......................................................................  A512          75,471  6.
                                                                                                    --------------------

---------------
* Describe on Schedule RI-E -- Explanations.

Legal Title of Bank:  Norwest Bank Colorado, N.A.                      Call Date: 9/30/98  FFIEC 031
Address:              1740 Broadway                                                        Page RI-6
City, State   Zip:    Denver, CO 80274-8604                                Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                  ---------
                                                                                                                  | I492  |  -
                                                                                                           ----------------
                                                                                                           | Year-to-date |
                                                                                                    -----------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil  Mil  Thou |
---------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,         |                      |
    and IBFs:                                                                                      |                      |
   a. Interest income booked.....................................................................  | 4837             N/A | 1.a.
   b. Interest expense booked....................................................................  | 4838             N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and          |                      |
      IBFs (item 1.a minus 1.b)..................................................................  | 4839             N/A | 1.c.
2. Adjustments for booking location of international operations:                                   |                      |
   a. Net interest income attributable to international operations booked at domestic offices....  | 4840             N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices............  | 4841             N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b).......................................  | 4842             N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                        |                      |
   a. Noninterest income attributable to international operations................................  | 4097             N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations...............  | 4235             N/A | 3.b.
   c. Other noninterest expense attributable to international operations.........................  | 4239             N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a          |                      |
      minus 3.b and 3.c).........................................................................  | 4843             N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation      |                      |
   adjustment (sum of items 1.c, 2.c, and 3.d)...................................................  | 4844             N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect     |                      |
   the effects of equity capital on overall bank funding costs...................................  | 4845             N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation       |                      |
   adjustment (sum of items 4 and 5).............................................................  | 4846             N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6......  | 4797             N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7)................  | 4341             N/A | 8.


Memoranda

                                                                                                    -----------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil  Mil  Thou |
---------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above.......................................  | 4847             N/A | M.1.
2. Intracompany interest expense included in item 1.b above......................................  | 4848             N/A | M.2.

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                           ----------------
                                                                                                           | Year-to-date |
                                                                                                    -----------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil  Mil  Thou |
---------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs................................................................  | 4849             N/A | 1.
2. Interest expense booked at IBFs...............................................................  | 4850             N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices          |                      |
   (excluding IBFs):                                                                               |                      |
   a. Gains (losses) and extraordinary items.....................................................  | 5491             N/A | 3.a.
   b. Fees and other noninterest income..........................................................  | 5492             N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic |                      |
   offices (excluding IBFs)......................................................................  | 4852             N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices   |                      |
   (excluding IBFs)..............................................................................  | 4853             N/A | 5.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                     Page RI-7
City, State     Zip: Denver, CO 80274-8604             Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                               I495
                                                                                                       ----- ------
                                                                                                       Year-to-date
                                                                                                -----  ------------
                                                                 Dollar Amounts in Thousands     RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------    -------------------
1.  All other noninterest income (from Schedule RI, item 5.f. (2))
    Report amounts that exceed 10% of Schedule RI, item 5.f. (2):
    a.  Net gains (losses) on other real estate owned ......................................     5415             0    1.a.
    b.  Net gains (losses) on sales of loans ...............................................     5416             0    1.b.
    c.  Net gains (losses) on sales of premises and fixed assets ...........................     5417             0    1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f. (2):
    d.   TEXT 4461   ATM Processing Fees                                                         4461         2,439    1.d.
         -----------------------------------------------------------------------------------
    e.   TEXT 4462                                                                               4462                  1.e.
         -----------------------------------------------------------------------------------
    f.   TEXT 4463                                                                               4463                  1.f.
         -----------------------------------------------------------------------------------
2.  Other noninterest expense (from Schedule RI, item 7.c):
    a.  Amortization expense of intangible assets ..........................................     4531             0    2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b.  Net (gains) losses on other real estate owned ......................................     5418             0    2.b.
    c.  Net (gains) losses on sales of loans ...............................................     5419             0    2.c.
    d.  Net (gains) losses on sales of premises and fixed assets ...........................     5420             0    2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,
    Item 7.c:
    e.  TEXT 4464  Operations Support                                                            4464        42,103    2.e.
        ------------------------------------------------------------------------------------
    f.  TEXT 4467                                                                                4467                  2.f.
        ------------------------------------------------------------------------------------
    g.  TEXT 4468                                                                                4468                  2.g.
        ------------------------------------------------------------------------------------
3.  Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11)  (itemize and describe all extraordinary items and other adjustments):
    a.  (1)  TEXT 4469                                                                           4469                  3.a.(1)
        ------------------------------------------------------------------------------------
        (2)  Applicable income tax effect                           RIAD 4486                                          3.a.(2)
    b.  (1)  TEXT 4487                                                                           4487                  3.b.(1)
        ------------------------------------------------------------------------------------
        (2)  Applicable income tax effect                           RIAD 4488                                          3.b.(2)
    c.  (1)  TEXT 4489                                                                           4489                  3.c.(1)
        ------------------------------------------------------------------------------------
        (2)  Applicable income tax effect                           RIAD 4491                                          3.c.(2)
4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
    (itemize and describe all adjustments):
    a.  TEXT 4492                                                                                4492                  4.a.
        ------------------------------------------------------------------------------------
    b.  TEXT 4493                                                                                4493                  4.b.
        ------------------------------------------------------------------------------------
5.  Cumulative effect of changes in accounting principles from prior years
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
    a.  TEXT 4494                                                                                4494                  5.a.
        ------------------------------------------------------------------------------------
    b.  TEXT 4495                                                                                4495                  5.b.
        ------------------------------------------------------------------------------------
6.  Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
    (itemize and describe all corrections):
    a.  TEXT 4496                                                                                4496                  6.a.
        ------------------------------------------------------------------------------------
    b.  TEXT 4497                                                                                4497                  6.b.
        ------------------------------------------------------------------------------------

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                     Page RI-8
City, State     Zip: Denver, CO 80274-8604             Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RI-E--CONTINUED



                                                                                                       ----- ------
                                                                                                       Year-to-date
                                                                                                -----  ------------
                                                                 Dollar Amounts in Thousands     RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------    -------------------
7.  Other transactions with parent holding company (from Schedule RI-A, item 13)
    (itemize and describe all such transactions):
    a.  TEXT 4498                                                                                4498                  7.a.
        ------------------------------------------------------------------------------------
    b.  TEXT 4499                                                                                4499                  7.b.
        ------------------------------------------------------------------------------------
8.  Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5)
    (itemize and describe all adjustments):
    a.  TEXT 4521  Acquisition-Bank of the Southwest                                             4521         1,169    8.a.
        ------------------------------------------------------------------------------------
    b.  TEXT 4522                                                                                4522                  8.b.
        ------------------------------------------------------------------------------------     ------------------
9.  Other explanations (the space below is provided for the bank to briefly describe, at its       I498      I499
    option, any other significant items affecting the Report of Income):
    No comment [ ]  (RIAD 4769)
    Other explanations (please type or print clearly):

(TEXT 4769)

Legal Title of Bank: Norwest Bank Colorado, N.A.           Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                            Page RC-1
City, State Zip:     Denver, CO 80274-8604                    Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011




CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1998


All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


SCHEDULE RC--BALANCE SHEET


                                                                                                            --------
                                                                                                                C400
                                                                                                   -----------------
                                                                     Dollar Amounts in Thousands   RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
ASSETS
 1.  Cash and balances due from depository institutions (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin(1)................................... 0081      971,048     1.a.
     b.   Interest-bearing balances(2) ........................................................... 0071       59,793     1.b.
 2.  Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A) ............................. 1754            0     2.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D) ........................... 1773    3,395,077     2.b.
 3.  Federal funds sold and securities purchased under agreements to resell ...................... 1350      779,820     3.
 4.  Loans and lease financing receivables:                                  --------------------
     a.   Loans and leases, net of unearned income (from Schedule RC-C)      RCFD 2122  3,931,526                        4.a.
     b.   LESS: Allowance for loan and lease losses ........................ RCFD 3123     75,471                        4.b.
     c.   LESS: Allocated transfer risk reserve ............................ RCFD 3128          0                        4.c.
                                                                             --------------------
     d.   Loans and leases, net of unearned income,
            allowance, and reserve (item 4.a minus 4.b and 4.c) .................................. 2125    3,856,055      4.d.
 5.  Trading assets (from Schedule RC-D) ......................................................... 3545            0      5.
 6.  Premises and fixed assets (including capitalized leases) .................................... 2145      105,424      6.
 7.  Other real estate owned (from Schedule RC-M) ................................................ 2150        1,059      7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) .... 2130            0      8.
 9.  Customers' liability to this bank on acceptance outstanding ................................. 2155        1,566      9.
10.  Intangible assets (from Schedule RC-M) ...................................................... 2143           53     10.
11.  Other assets (from Schedule RC-F) ........................................................... 2160      254,622     11.
12.  Total assets (sum of items 1 through 11) .................................................... 2170    9,424,517     12.

------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank: Norwest Bank Colorado, N.A.           Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                            Page RC-2
City, State Zip:     Denver, CO 80274-8604                    Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011
SCHEDULE RC--CONTINUED



                                                                                                   -----------------
                                                                     Dollar Amounts in Thousands        Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) ........................................................................... RCON  2200  7,793,874  13.a.
                                                                       -----------------------
          (1) Noninterest-bearing .................................... RCON 6631     2,895,510                         13.a.(1)
          (2) Interest-bearing ....................................... RCON 6636     4,898,364                         13.a.
                                                                       -----------------------
     b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
            part II) .......................................................................... RCFN 2200     417,785  13.b.
                                                                       -----------------------
          (1) Noninterest-bearing... ................................. RCFN 6631         7,996                         13.b.(1)
          (2) Interest-bearing ....................................... RCFN 6636       409,789                         13.b.(2)
                                                                       -----------------------
14.  Federal funds purchased and securities sold under agreements to repurchase .............. RCFD 2800       77,678  14.
15.  a.   Demand notes issued to the U.S. Treasury ........................................... RCON 2840            0  15.a.
     b.   Trading liabilities (from Schedule RC-D) ........................................... RCFD 3548            0  15.b.
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a.   With a remaining maturity of one year or less ...................................... RCFD 2332       11,922  16.a.
     b.   With a remaining maturity of more than one year through three years ................ RCFD A547            0  16.b.
     c.   With a remaining maturity of more than three years ................................. RCFD A548          169  16.c.
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding ................................ RCFD 2920        1,566  18.
19.  Subordinated notes and debentures(2) .................................................... RCFD 3200       42,000  19.
20.  Other liabilities (from Schedule RC-G) .................................................. RCFD 2930      555,770  20.
21.  Total liabilities (sum of items 13 through 20) .......................................... RCFD 2948    8,900,764  21.
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus ........................................... RCFD 3838            0  23.
24.  Common stock ............................................................................ RCFD 3230      100,000  24.
25.  Surplus (excludes all surplus related to preferred stock) ............................... RCFD 3839      224,907  25.
26.  a.   Undivided profits and capital reserves ............................................. RCFD 3632      169,687  26.a.
     b.   Net unrealized holding gains (losses) on available-for-sale securities ............. RCFD 8434       29,159  26.b.
27.  Cumulative foreign currency translation adjustments ..................................... RCFD 3284            0  27.
28.  Total equity capital (sum of items 23 through 27) ....................................... RCFD 3210      523,753  28.
29.  Total liabilities and equity capital (sum of items 21 and 28) ........................... RCFD 3300    9,424,517  29.


Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

                                                                                                             Number
                                                                                              ----------------------
 1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
     the bank by independent external auditors as of any date during 1997 ................... RCFD 6724         N/A  M.1.


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors
   (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work

-----------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  Norwest Bank Colorado, N.A.  Call Date: 9/30/98  FFIEC 031
Address:              1740 Broadway                                    Page RC-3
City, State  Zip:     Denver. CO 80274-8604            Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-A -- CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS


Exclude assets held for trading.


                                                                                                                    C405
                                                                             -------------------------------------------
                                                                                   (Column A)            (Column B)
                                                                                  Consolidated            Domestic
                                                                                      Bank                Offices
                                                                             ---------------------  --------------------
                                               Dollar Amounts in Thousands   RCFD  Bil   Mil  Thou  RCON  Bil  Mil  Thou
---------------------------------------------------------------------------  ---------------------  --------------------
1.  Cash items in process of collection, unposted debits, and currency and
    coin...................................................................  0022          856,710                        1.

    a.  Cash items in process of collection and unposted debits............                         0020         732,180  1.a.

    b.  Currency and coin..................................................                         0080         124,530  1.b.

2.  Balances due from depository institutions in the U.S. .................                         0082          15,286  2.

    a.  U.S. branches and agencies of foreign banks (including their
        IBFs)..............................................................  0083                0                        2.a.

    b.  Other commercial banks in the U.S. and other depository
        institutions in the U.S. (including their IBFs)....................  0085           15,286                        2.b.

3.  Balances due from banks in foreign countries and foreign central
    banks..................................................................                         0070          59,792  3.

    a.  Foreign branches of other U.S. banks...............................  0073           59,792                        3.a.

    b.  Other banks in foreign countries and foreign central banks.........  0074                0                        3.b.

4.  Balances due from Federal Reserve Banks ...............................  0090           99,053  0090          99,053  4.

5.  Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1. and 1.b) .................................  0010        1,030,841  0010       1,030,841  5.
                                                                             ---------------------  --------------------

Memorandum                                                             Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------  --------------------
1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2.
    column B above)...............................................................................  0050          15,286  M.1.
                                                                                                    --------------------



SCHEDULE RC-B -- SECURITIES

Exclude assets held for trading.

                                                                                                                         C410
                                     ----------------------------------------------------------------------------------------
                                                  Held-to-maturity                           Available-for-sale
                                     ----------------------------------------------------------------------------------------
                                           (Column A)          (Column B)             (Column C)             (Column D)
                                         Amortized Cost        Fair Value           Amortized Cost          Fair Value(1)
                                     ---------------------  --------------------  ---------------------  --------------------
       Dollar Amounts in Thousands   RCFD  Bil   Mil  Thou  RCFD  Bil  Mil  Thou  RCFD  Bil   Mil  Thou  RCFD  Bil  Mil  Thou
-----------------------------------  ---------------------  --------------------  ---------------------  --------------------
1.  U.S. Treasury securities.......  0211                0  0213               0  1286           26,182  1287          27,121  1.

2.  U.S. Government agency obliga-
    tions (exclude mortgage-backed
    securities):

    a.  Issued by U.S. Government
        agencies(2)................  1289                0  1290               0  1291                0  1293               0  2.a

    b.  Issued by U.S. Government-
        sponsored agencies(3)......  1294                0  1295               0  1297                0  1298               0  2.b.
                                     ---------------------  --------------------  ---------------------  --------------------

---------------
(1) Includes equity securities without readily determinable fair values at historical cost in items 6.b, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank: Norwest Bank Colorado, N.A.   Call Date: 9/30/98  FFIEC 031
Address              1740 Broadway                                     Page RC-4
City, State  Zip:    Denver, CO 80274-8604
FDIC Certificate No.:  03011                           Printed 10/20/98 at 17:58

SCHEDULE RC-B--CONTINUED


                                                     Held-to-maturity                             Available-for-sale
                                       -----------------------------------------   ---------------------------------------
                                           (Column A)            (Column B)             (Column C)            (Column D)
                                         Amortized Cost          Fair Value           Amortized Cost         Fair Value(1)
                                       -------------------  --------------------   ------------------   ------------------
         Dollar Amounts in Thousands   RCFD  Bil  Mil Thou  RCFD  Bil Mil   Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
------------------------------------   -------------------- --------------------   -------------------  ------------------
3. Securities issued by states
   and political subdivisions
   in the U.S.:
   a. General obligations...........   1676              0  1677               0   1678        17,190   1679       17,598  3.a.
   b. Revenue obligations...........   1681              0  1686               0   1690        26,815   1691       28,847  3.b.
   c. Industrial development
      and similar obligations.......   1694              0  1695               0   1696             0   1697            0  3.c.
4. Mortgage-backed
   securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by
          GNMA.....................    1698              0  1699               0   1701       331,894   1702      333,926  4.a.(1)
      (2) Issued by FNMA
          and FHLMC................    1703              0  1705               0   1706     2,919,763   1707    2,958,962  4.a.(2)
      (3) Other pass-through
          securities...............    1709              0  1710               0   1711             0   1713            0  4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped
      MBS):
      (1) Issued or guaranteed
          by FNMA, FHLMC,
          or GNMA..................   1714               0  1715               0  1716         17,432  1717        17,645  4.b.(1)
      (2) Collateralized
          by MBS issued or
          guaranteed by FNMA,
          FHLMC, or GNMA...........   1718               0  1719               0  1731            101  1732           101  4.b.(2)
      (3) All other mortgage-backed
          securities...............   1733               0  1734               0  1735            309  1736           309  4.b.(3)
5. Other debt securities:
   a. Other domestic debt
      securities...................   1737               0  1738               0  1739            801  1741           816  5.a.
   b. Foreign debt
      securities...................   1742               0  1743               0  1744              0  1746             0  5.b.
6. Equity securities:
   a. Investments in mutual
      funds and other equity
      securities with readily
      determinable fair values.....                                               A510             33  A511            57  6.a.
   b. All other equity
      securities(1)................                                               1752          9,695  1753         9,695  6.b.
7. Total (sum of items 1
   through 6) (total of
   column A must equal
   Schedule RC, item 2.a)
   (total of column D must
   equal Schedule RC,
   item 2.b).......................   1754               0  1771               0  1772      3,350,215  1773     3,395,077  7.




------------
 (1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                     Page RC-5
City, State  Zip:    Denver, CO 80274-8604             Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-B--CONTINUED

Memoranda

                                                                                                                      C412
                                                                                                   -----------------------
                                                                     Dollar Amounts in Thousands   RCFD   Bil   Mil  Thou
------------------------------------------------------------------------------------------------   ----   ---   ---  ----
1.  Pledged securities(1) ......................................................................   0416           101,475  M.1.
2.  Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):
    a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(4)
       (1) Three months or less ................................................................   A549             9,250  M.2.a.(1)
       (2) Over three months through 12 months .................................................   A550             3,295  M.2.a.(2)
       (3) Over one year through three years ...................................................   A551            16,630  M.2.a.(3)
       (4) Over three years through five years .................................................   A552            16,979  M.2.a.(4)
       (5) Over five years through 15 years ....................................................   A553            18,066  M.2.a.(5)
       (6) Over 15 years .......................................................................   A554            10,162  M.2.a.(6)
    b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(5)
       (1) Three months or less ................................................................   A555            55,995  M.2.b.(1)
       (2) Over three months through 12 months .................................................   A556            24,812  M.2.b.(2)
       (3) Over one year through three years ...................................................   A557                 0  M.2.b.(3)
       (4) Over three years through five years .................................................   A558                 0  M.2.b.(4)
       (5) Over five years through 15 years ....................................................   A559           110,145  M.2.b.(5)
       (6) Over 15 years .......................................................................   A560         3,101,936  M.2.b.(6)
    c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)
       (1) Three years or less .................................................................   A561               565  M.2.c.(1)
       (2) Over three years ....................................................................   A562            17,490  M.2.c.(2)
    d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or
       less (included in Memorandum items 2.a through 2.c above) ...............................   A248            12,170  M.2.d.
3.-6.  Not applicable
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of
    sale or transfer) ..........................................................................   1778                 0  M.7.
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
    a. Amortized cost ..........................................................................   8780            16,818  M.8.a.
    b. Fair value ..............................................................................   8781            17,024  M.8.b.
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in
    Schedule RC-B, items 2, 3, and 5):
    a. Amortized cost ..........................................................................   8782               233  M.9.a.
    b. Fair value ..............................................................................   8783               250  M.9.b.

-------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a. that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien
    1-4 family residential mortgages included in Schedule RC-B, item 4.a. columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a. sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                     Page RC-6
City, State     Zip: Denver, CO 80274-8604             Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES


Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                                ---------
                                                                                                                   C415
                                                                                 -------------------  -------------------
                                                                                      (Column A)           (Column B)
                                                                                     Consolidated           Domestic
                                                                                         Bank                Offices
                                                                                 -------------------  -------------------
                                                 Dollar Amounts in Thousands     RCFD  Bil Mil  Thou  RCON Bil  Mil  Thou
------------------------------------------------------------------------------   -------------------  -------------------
1.   Loans secured by real estate ............................................    1410     1,988,138                      1.
     a. Construction and land development ....................................                         1415      167,978  1.a.
     b. Secured by farmland (including farm residential and other
        improvements) ........................................................                         1420       25,473  1.b.
     c. Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit ....................                         1797      309,890  1.c.(1)
        (2) All other loans secured by 1-4 family residential properties:
            (a) Secured by first liens .......................................                         5367      277,606  1.c.(2)(a)
            (b) Secured by junior liens ......................................                         5368      743,509  1.c.(2)(b)
     d. Secured by multifamily (5 or more) residential properties ............                         1460       26,191  1.d.
     e. Secured by nonfarm nonresidential properties .........................                         1480      437,491  1.e.
2.   Loans to depository institutions:
     a. To commercial banks in the U.S. ......................................                         1505            0  2.a.
        (1) To U.S. branches and agencies of foreign banks ...................    1506            0                       2.a.(1)
        (2) To other commercial banks in the U.S. ............................    1507            0                       2.a.(2)
     b. To other depository institutions in the U.S. .........................    1517        6,095    1517        6,095  2.b.
     c. To banks in foreign countries ........................................                         1510          115  2.c.
        (1) To foreign branches of other U.S. banks ..........................    1513          115                       2.c.(1)
        (2) To other banks in foreign countries ..............................    1516            0                       2.c.(2)
3.   Loans to finance agricultural production and other loans to farmers .....    1590       82,656    1590       82,656  3.
4.   Commercial and industrial loans:
     a. To U.S. addressees (domicile) ........................................    1763      787,481    1763      787,481  4.a.
     b. To non-U.S. addressees (domicile) ....................................    1764            0    1764            0  4.b.
5.   Acceptances of other banks:
     a. Of U.S. banks ........................................................    1756            0    1756            0  5.a.
     b. Of foreign banks .....................................................    1757            0    1757            0  5.b.
6.   Loans to individuals for household, family, and other personal
     expenditures (i.e., consumer loans) (includes purchased paper) ..........                         1975      973,489  6.
     a. Credit cards and related plans (includes check credit and other
        revolving credit plans) ..............................................    2008       69,517                       6.a.
     b. Other (includes single payment, installment, and all student loans)...    2011      903,972                       6.b.
7.   Loans to foreign governments and official institutions (including
     foreign central banks ...................................................    2081            0    2081            0  7.
8.   Obligations (other than securities and leases) of states and political
     subdivisions in the U.S. ................................................    2107       11,476    2107       11,476  8.
9.   Other loans .............................................................    1563       85,415                       9.
     a. Loans for purchasing or carrying securities (secured and unsecured) ..                         1545        7,774  9.a.
     b. All other loans (exclude consumer loans) .............................                         1564       77,641  9.b.
10.  Lease financing receivables (net of unearned income) ....................                         2165            0  10.
     a. Of U.S. addressees (domicile) ........................................    2182            0                       10.a.
     b. Of non-U.S. addressees (domicile) ....................................    2183            0                       10.b.
11.  LESS:  Any unearned income on loans reflected in items 1-9 above ........    2123        3,339    2123        3,339  11.
12.  Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
     Schedule RC, item 4.a.) .................................................    2122    3,931,526    2122    3,931,526  12.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                     Page RC-7
City, State     Zip: Denver, CO 80274-8604             Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED

Memoranda

                                                                  Dollar Amounts in Thousands              Bil Mil Thou
---------------------------------------------------------------------------------------------   -----------------------
1.  Not applicable
2.  Loans and leases restructured and in compliance with modified terms (included in Schedule
    RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N,
    Memorandum item 1):
    a.  Loans secured by real estate:
        (1) To U.S. addresses (domicile) ....................................................   RCFD 1687             0  M.2.a.(1)
        (2) To non-U.S. addresses (domicile) ................................................   RCFD 1689             0  M.2.a.(2)
    b.  All other loans and all lease financing receivables (exclude loans to individuals for
        household, family, and other personal expenditures) .................................   RCFD 8691             0  M.2.b.
    c.  Commercial and industrial loans to and lease financing receivables of non-U.S.
        addresses (domicile) included in Memorandum item 2.b above ..........................   RCFD 8692             0  M.2.c.
3.  Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
    a.  Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
        with a remaining maturity or repricing frequency of: (1)(2)
        (1) Three months or less ............................................................   RCON A564        20,969  M.3.a.(1)
        (2) Over three months through 12 months .............................................   RCON A565        27,710  M.3.a.(2)
        (3) Over one year through three years ...............................................   RCON A566        10,919  M.3.a.(3)
        (4) Over three years through five years .............................................   RCON A567        23,941  M.3.a.(4)
        (5) Over five years through 15 years ................................................   RCON A568        30,879  M.3.a.(5)
        (6) Over 15 years ...................................................................   RCON A569       163,188  M.3.a.(6)

    b.  All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
        EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or repricing frequency of: (1)(3)
        (1) Three months or less ............................................................   RCFD A570     1,117,887  M.3.b.(1)
        (2) Over three months through 12 months .............................................   RCFD A571       564,807  M.3.b.(2)
        (3) Over one year through three years ...............................................   RCFD A572       401,021  M.3.b.(3)
        (4) Over three years through five years .............................................   RCFD A573       956,312  M.3.b.(4)
        (5) Over five years through 15 years ................................................   RCFD A574       500,771  M.3.b.(5)
        (6) Over 15 years ...................................................................   RCFD A575       108,900  M.3.b.(6)

     c. Fixed rate AND floating rate loans and leases (reported in Schedule RC-C, part I,
        items 1 through 10, column A) with a REMAINING MATURITY of one year or less .........   RCFD A247     1,757,621  M.3.c.
     d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties in domestic offices (reported in Schedule RC-C, part I, item 1.e, column B) with a
        REMAINING MATURITY of over five years ...............................................   RCON A577             0  M.3.d.
     e. Fixed rate AND floating rate commercial and industrial loans (reported in
        Schedule RC-C, part I, item 4, column A) with a REMAINING MATURITY of over three years  RCFD A578             0  M.3.e.

-----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c(2)(a), column B.

(3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.


Legal Title of Bank:    Norwest Bank Colorado, N.A.           Call Date: 9/30/98 FFIEC 031
Address:                1740 Broadway                                            Page RC-8
City, State Zip:        Denver, CO 80274-8604                    Printed 10/20/98 at 17:58
FDIC Certificate No.:   03011

SCHEDULE RC-C--CONTINUED
PART I. CONTINUED

Memoranda (continued)

                                                                            Dollar Amounts in Thousands         Bil Mil Thou
-------------------------------------------------------------------------------------------------------   ------------------
4.   Loans to finance commercial real estate, construction, and land development activities
     (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A,
     page RC-6(1) .....................................................................................   RCFD 2746        0  M.4.

5.   Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6) ....................   RCFD 5369        0  M.5.

6.   Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties
     in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B, page RC-6 .....   RCON 5370   91,720  M.6.
------------
(1)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.



SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                                                                        C420
                                                                                                                        ----
                                                                            Dollar Amounts in Thousands         Bil Mil Thou
-------------------------------------------------------------------------------------------------------   ------------------
ASSETS

 1.  U.S. Treasury securities in domestic offices .....................................................  RCON 3531         0   1.

 2.  U.S. Government agency obligations in domestic offices (exclude mortgage-backed securities) ......  RCON 3532         0   2.

 3.  Securities issued by states and political subdivisions in the U.S. in domestic offices ...........  RCON 3533         0   3.

 4.  Mortgage-backed securities (MSB) in domestic offices:

     a.   Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ........................  RCON 3534         0   4.a.

     b.   Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
          (include CMOs, REMICs, and stripped MBS) ....................................................  RCON 3535         0   4.b.

     c.   All other mortgage-backed securities ........................................................  RCON 3536         0   4.c.

 5.  Other debt securities in domestic offices ........................................................  RCON 3537         0   5.

 6.-8. Not applicable.

 9.  Other trading assets in domestic offices .........................................................  RCON 3541         0   9.

10.  Trading assets in foreign offices ................................................................  RCFN 3542         0  10.

11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:

     a.   In domestic offices .........................................................................  RCON 3543         0  11.a.

     b.   In foreign offices ..........................................................................  RCFN 3543         0  11.b.

12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ................  RCFD 3545         0  12.


LIABILITIES

13.  Liability for short positions ....................................................................  RCFD 3546         0  13.

14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
     contracts ........................................................................................  RCFD 3547         0  14.

15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...........  RCFD 3548         0  15.


Legal Title of Bank:  Norwest Bank Colorado, N.A.                                                       Call Date: 9/30/98 FFIEC 031
Address:              1740 Broadway                                                                                        Page RC-9
City, State Zip:      Denver, CO 80274-8604                                                                Printed 10/22/98 at 15:42
FDIC Certificate No.: 03011

SCHEDULE RC-E--DEPOSIT LIABILITIES
PART I. DEPOSITS IN DOMESTIC OFFICES
                                                                                                                    ----
                                                                                                                    C425
                                                                --------------------------------------------------------
                                                                                                        Nontransaction
                                                                        Transaction Accounts               Accounts
                                                                --------------------------------------------------------
                                                                    (Column A)         (Column B)        (Column C)
                                                                 Total transaction     Memo: Total          Total
                                                                accounts (including  demand deposits    nontransaction
                                                                   total demand       (included in         accounts
                                                                     deposits)          column A)      (including MMDAs)
                                                                 -------------------------------------------------------
                                  Dollar Amounts in Thousands    RCON Bil Mil Thou  RCON Bil Mil Thou  RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations ................  2201    1,708,374  2240    1,581,315  2346    5,157,883   1.
2. U.S. Government ............................................  2202        6,818  2280        6,818  2520            0   2.
3. States and political subdivisions in the U.S. ..............  2203       92,697  2290       68,213  2530      143,488   3.
4. Commercial banks in the U.S. ...............................  2206      337,258  2310      337,258  2550            0   4.
5. Other depository institutions in the U.S. ..................  2207        5,885  2312        5,885  2349            0   5.
6. Banks in foreign countries .................................  2213       22,351  2320       22,351  2336            0   6.
7. Foreign governments and official institutions
   (including foreign central banks) ..........................  2216            0  2300            0  2377      122,508   7.
8. Certified and official checks ..............................  2330      196,612  2330      196,612                      8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a) .................................................  2215    2,369,995  2210    2,218,452  2385    5,423,879   9.


Memoranda
                                                                                                       -----------------
                                                                     Dollar Amounts in Thousands       RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns a and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan Accounts ...........................  6835      159,734   M.1.a.
   b. Total brokered deposits .......................................................................  2365            0   M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000 .............................................  2343            0   M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less .................  2344            0   M.1.c.(2)
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above) ..................  A243            0   M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above) ......................  A244            0   M.a.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)
      (to be completed for the December report only) ................................................  5590          N/A   M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs) .....................................................  6810    1,865,696   M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ...................................................  0352    2,268,212   M.2.a.(2)
   b. Total time deposits of less than $100,000 .....................................................  6648      906,953   M.2.b.
   c. Total time deposits of $100,000 or more .......................................................  2604      383,018   M.2.c.
3. All NOW accounts (included in column A above) ....................................................  2398      151,543   M.3.
4. Not applicable


Legal Title of Bank:  Norwest Bank Colorado, N.A.                                                       Call Date: 9/30/98 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-10
City, State Zip:      Denver, CO 80274-8604                                                                Printed 10/22/98 at 15:42
FDIC Certificate No.: 03011

SCHEDULE RC-E--CONTINUED
PART I. CONTINUED

Memoranda (continued)
                                                                                                       -----------------
                                                                          Dollar Amounts in Thousands  RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of: (1)(2)
      (1) Three months or less ......................................................................  A579      205,089   M.5.a.(1)
      (2) Over three months through 12 months .......................................................  A580      455,928   M.5.a.(2)
      (3) Over one year through three years .........................................................  A581      194,379   M.5.a.(3)
      (4) Over three years ..........................................................................  A582       51,557   M.5.a.(4)
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING MATURITY
      of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above) ..............  A241      661,017   M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1)(3)
      (1) Three months or less ......................................................................  A584      246,428   M.6.a.(1)
      (2) Over three months through 12 months .......................................................  A585      100,879   M.6.a.(2)
      (3) Over one year through three years .........................................................  A586       28,649   M.6.a.(3)
      (4) Over three years ..........................................................................  A587        7,062   M.6.a.(4)
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING MATURITY of
      one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above) .................  A242      347,305   M.6.b.

------------

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                    Page RC-11
City, State  Zip:    Denver, CO 80274-8604             Printed 10/22/98 at 15:42
FDIC Certificate No.: 03011

SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFs)

                                                                       Dollar Amounts in Thousands  RCFN   Bil   Mil  Thou
--------------------------------------------------------------------------------------------------  ----   ---   ---  ----
Deposits of:
1. Individuals, partnerships, and corporations..................................................    2621           417,785  1.
2. U.S. banks (including  IBFs and foreign branches of U.S. banks)..............................    2623                 0  2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)..    2625                 0  3.
4. Foreign governments and official institutions (including foreign central banks)..............    2650                 0  4.
5. Certified and official checks................................................................    2330                 0  5.
6. All other deposits...........................................................................    2668                 0  6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b).........................    2200           417,785  7.
Memorandum
                                                                       Dollar Amounts in Thousands  RCFN   Bil   Mil  Thou
--------------------------------------------------------------------------------------------------  ----   ---   ---  ----
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above)  A245           417,785  M.1.

SCHEDULE RC-F--OTHER ASSETS

                                                                                                                        C430
                                                                                                                        ----
                                                                       Dollar Amounts in Thousands            Bil   Mil  Thou
--------------------------------------------------------------------------------------------------  --------- ---   ---  ----
1. Income earned, not collected on loans..........................................................  RCFD 2164          22,910  1.
2. Net deferred tax assets(1).....................................................................  RCFD 2148          21,150  2.
3. Interest-only strips receivable (not in the form of a security)(2) on:
   a. Mortgage loans..............................................................................  RCFD A519               0  3.a.
   b. Other financial assets......................................................................  RCFD A520               0  3.b.
4. Other (itemize and describe amounts that exceed 25% of this item)..............................  RCFD 2168         210,562  4.
   a. TEXT 3549 Bank Owned Life Insurance                               RCFD 3549           57,206                             4.a.
      -----------------------------------------------------------------
   b. TEXT 3550                                                         RCFD 3550                                              4.b.
      -----------------------------------------------------------------
   c. TEXT 3551                                                         RCFD 3551                                              4.c.
      -----------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11).............................  RCFD 2160         254,622  5.

Memorandum                                                             Dollar Amounts in Thousands            Bil   Mil  Thou
--------------------------------------------------------------------------------------------------  --------- ---   ---  ----
1. Deferred tax assets disallowed for regulatory capital purposes.................................  RCFD 5610               0  M.1.


SCHEDULE RC-G--LIABILITIES

                                                                                                                        C435
                                                                                                                        ----
                                                                       Dollar Amounts in Thousands            Bil   Mil  Thou
--------------------------------------------------------------------------------------------------  --------- ---   ---  ----
1. a. Interest accrued and unpaid on deposits in domestic offices(3)..............................  RCON 3645          14,756  1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)...................  RCFD 3646          61,454  1.b.
2. Net deferred tax liabilities(1)................................................................  RCFD 3049               0  2.
3. Minority interest in consolidated subsidiaries.................................................  RCFD 3000               0  3.
4. Other (itemize and describe amounts that exceed 25% of this item)..............................  RCFD 2938         479,560  4.
   a. TEXT 3552 Trade Date Accounting--Security Trans.                  RCFD 3552          327,620                             4.a.
      -----------------------------------------------------------------
   b. TEXT 3553                                                         RCFD 3553                                              4.b.
      -----------------------------------------------------------------
   c. TEXT 3554                                                         RCFD 3554                                              4.c.
      -----------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).............................  RCFD 2930         555,770  5.

--------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                    Page RC-12
City, State  Zip:    Denver, CO 80274-8604             Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                      ----
                                                                                                                      C440
                                                                                                   -----------------------
                                                                                                      Domestic Offices
                                                                                                   ----------------------
                                                                     Dollar Amounts in Thousands   RCON   Bil   Mil  Thou
------------------------------------------------------------------------------------------------   ----   ---   ---  ----
1.  Customers' liability to this bank on acceptances outstanding ...............................   2155             1,566  1.
2.  Bank's liability on acceptances executed and outstanding ...................................   2920             1,566  2.
3.  Federal funds sold and securities purchased under agreements to resell .....................   1350           779,820  3.
4.  Federal funds purchased and securities sold under agreements to repurchase .................   2800            77,678  4.
5.  Other borrowed money .......................................................................   3190            11,922  5.
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ................   2163               N/A  6.
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................   2941           369,915  7.
8.  Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and
    IBFs) ......................................................................................   2192         9,424,517  8.
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
    and IBFs ...................................................................................   3129         8,435,105  9.

                                                                                                   RCON   Bil   Mil  Thou
In items 10-17, report the amortized (historical) cost of both held-to-maturity and                ----   ---   ---  ----
available-for-sale securities in domestic offices.
10. U.S. Treasury securities ...................................................................   1039            26,182  10.
11. U.S. Government agency obligations (exclude mortgage-backed securities) ....................   1041                 0  11.
12. Securities issued by states and political subdivisions in the U.S. .........................   1042            44,005  12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ........................................   1043         3,251,657  13.a.(1)
       (2) Other pass-through securities .......................................................   1044                 0  13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ........................................   1209            17,432  13.b.(1)
       (2) All other mortgage-backed securities ................................................   1280               410  13.b.(2)
14. Other domestic debt securities .............................................................   1281               801  14.
15. Foreign debt securities ....................................................................   1282                 0  15.
16. Equity securities:
    a. Investments in mutual funds and other equity securities with readily
       determinable fair values ................................................................   A510                33  16.a.
    b. All other equity securities .............................................................   1752             9,695  16.b.
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale
    securities (sum of items 10 through 14) ....................................................   1374         3,350,215  17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                   ----------------------
                                                                     Dollar Amounts in Thousands   RCON   Bil   Mil  Thou
------------------------------------------------------------------------------------------------   ----   ---   ---  ----
    EITHER
1.  Net due from the IBF of the domestic offices of the reporting bank .........................   3051               397  M.1.
    OR
2.  Net due to the IBF of the domestic offices of the reporting bank ...........................   3059               N/A  M.2.

Legal Title of Bank:  Norwest Bank Colorado, N.A.  Call Date: 9/30/98  FFIEC 031
Address:              1740 Broadway                                   Page RC-13
City, State  Zip:     Denver, CO 80274-8604            Printed 10/20/98 at 18:52
FDIC Certificate No.: 03011

SCHEDULE RC-I -- SELECTED ASSETS AND LIABILITIES OF IBFs
To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                     C445
                                                                                                                     ----
                                                                        Dollar Amounts in Thousands  RCFN  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------  --------------------
  1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12)................  2133               0  1.

  2.  Total IBF loans and leases financing receivables (component of Schedule RC-C, part I,
      item 12, column A)...........................................................................  2076               0  2.

  3.  IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A)...  2077               0  3.

  4.  Total IBF liabilities (component of Schedule RC, item 21)....................................  2898             397  4.

  5.  IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
      part II, items 2 and 3)......................................................................  2379               0  5.

  6.  Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)....  2381               0  6.

SCHEDULE RC-K -- QUARTERLY AVERAGES(1)

                                                                                                                    C455
                                                                                                                    ----
                                                                       Dollar Amounts in Thousands        Bil  Mil  Thou
--------------------------------------------------------------------------------------------------  --------------------
ASSETS

 1.  Interest-bearing balances due from depository institutions...................................  RCFD  3381   830,869   1.

 2.  U.S. Treasury securities and U.S. Government agency obligations(2)...........................  RCFD  3382 2,930,830   2.

 3.  Securities issued by states and political subdivisions in the U.S.(2)........................  RCFD  3383   444,747   3.

 4.  a.  Other debt securities(2).................................................................  RCFD  3647     1,187   4.a.

     b.  Equity securities(3) (includes investments in mutual funds and Federal Reserve stock)....  RCFD  3648     9,877   4.b.

 5.  Federal funds sold and securities purchased under agreements to resell ......................  RCFD  3365   481,770   5.

 6.  Loans:

     a.  Loans in domestic offices:

         (1)  Total loans.........................................................................  RCON  3360  3,912,243   6.a.(1)

         (2)  Loans secured by real estate........................................................  RCON  3385  1,935,284   6.a.(2)

         (3)  Loans to finance agricultural production and other loans to farmers ................  RCON  3386     86,855   6.a.(3)

         (4)  Commercial and industrial loans ....................................................  RCON  3387    878,313   6.a.(4)

         (5)  Loans to individuals for household, family, and other personal expenditures.........  RCON  3388    775,732   6.a.(5)

     b.  Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ...............  RCFN  3360          0   6.b.

 7.  Trading assets ..............................................................................  RCFD  3401     74,576   7.

 8.  Lease financing receivables (net of unearned income) ........................................  RCFD  3484          0   8.

 9.  Total assets(4) .............................................................................  RCFD  3368  8,805,573   9.

LIABILITIES

10.  Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
     and telephone and preauthorized transfer accounts) (exclude demand deposits) ................  RCON  3485    147,833  10.

11.  Nontransaction accounts in domestic offices:
     a.  Money market deposit accounts (MMDAs) ...................................................  RCON  3486  1,874,521  11.a.

     b.  Other savings deposits...................................................................  RCON  3487  2,300,907  11.b.

     c.  Time deposits of $100,000 or more .......................................................  RCON  A514    375,318  11.c.

     d.  Time deposits of less than $100,000 .....................................................  RCON  A529    904,541  11.d.

12.  Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs......  RCFN  3404    381,468  12.

13.  Federal funds purchased and securities sold under agreements to repurchase ..................  RCFD  3353     84,859  13.

14.  Other borrowed money (includes mortgage indebtedness and obligations under
     capitalized leases) .........................................................................  RCFD 3355      19,510  14.

-----------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank: Norwest Bank Colorado, N.A.           Call Date: 9/30/98 FFIEC 031
Address:             17040 Broadway                                          Page RC-14
City, State Zip:     Denver, OCO 80274-8604                   Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                    C460
                                                                                                       -----------------
                                                                     Dollar Amounts in Thousands       RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------    -----------------
 1.  Unused commitments:
     a.   Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity
          lines ....................................................................................   3814      480,344    1.a.
     b.   Credit card lines ........................................................................   3815            0    1.b.
     c.   Commercial real estate, construction, and land development:
          (1) Commitments to fund loans secured by real estate .....................................   3816      849,945    1.c.(1)
          (2) Commitments to fund loans not secured by real estate .................................   6550       22,161    1.c.(2)
     d.   Securities underwriting ..................................................................   3817            0    1.d.
     e.   Other unused commitments .................................................................   3818      914,643    1.e.
 2.  Financial standby letters of credit and foreign office guarantees .............................   3819       45,896    2.
     a.   Amount of financial standby letters of credit conveyed to others ...  RCFD 3820        0                          2.a.
 3.  Performance standby letters of credit and foreign office guarantees ...........................   3821            0    3.
     a.   Amount of performance standby letters of credit conveyed to others .. RCFD 3822        0                          3.a.
 4.  Commercial and similar letters of credit ......................................................   3411      102,949    4.
 5.  Participations in acceptances (as described in the instructions) conveyed to others by the
     reporting bank ................................................................................   3428            0    5.
 6.  Participations in acceptances (as described in the instructions) acquired by the reporting
     (nonaccepting) bank ...........................................................................   3429            0    6.
 7.  Securities borrowed ...........................................................................   3432      516,278    7.
 8.  Securities lent (including customers' securities lent where the customer is indemnified against
     loss by the reporting bank) ...................................................................   3433    1,119,531    8.
 9.  Financial assets transferred with recourse that have been treated as sold for
     Call Report purposes:
     a.   First lien 1-to-4 family residential mortgage loans:
          (1) Outstanding principal balance of mortgages transferred as of the report date .........   A521            0    9.a.(1)
          (2) Amount of recourse exposure on these mortgages as of the report date .................   A522            0    9.a.(2)
     b.   Other financial assets (excluding small business obligations reported in item 9.c):
          (1) Outstanding principal balance of assets transferred as of the report date ............   A523            0    9.b.(1)
          (2) Amount of recourse exposure on these assets as of the report date ....................   A524            0    9.b.(2)
     c.   Small business obligations transferred with recourse under Section 208 of the
          Riegle Community Development and Regulatory Improvement Act of 1994:
          (1) Outstanding principal balance of small business obligations transferred
              as of the report date ................................................................   A249            0    9.c.(1)
          (2) Amount of retained recourse on these obligations as of the report date ...............   A250            0    9.c.(2)
10.  Notional amount of credit derivatives:
     a.   Credit derivatives on which the reporting bank is the guarantor ..........................   A534            0   10.a.
     b.   Credit derivatives on which the reporting bank is the beneficiary ........................   A535            0   10.b.
11.  Spot foreign exchange contracts ...............................................................   8765            0   11.
12.  All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity
     capital")  ....................................................................................   3430            0   12.
     a.   TEXT 3555 ............................................... RCFD 3555                                              12.a.
     b.   TEXT 3556 ............................................... RCFD 3556                                              12.b.
     c.   TEXT 3557 ............................................... RCFD 3557                                              12.c.
     d.   TEXT 3558 ............................................... RCFD 3558                                              12.d.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 331
Address:             1740 Broadway                                    Page RC-15
City, State  Zip:    Denver, CO 80274-8604             Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-L--CONTINUED

                                                                     Dollar Amounts in Thousands    RCFD   Bil   Mil  Thou
------------------------------------------------------------------------------------------------    ----   ---   ---  ----
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  5591               0   13.

    a. TEXT 5592.............................................................RCFD 5592                                     13.a.
    b. TEXT 5593.............................................................RCFD 5593                                     13.b.
    c. TEXT 5594.............................................................RCFD 5584                                     13.c.
    d. TEXT 5595.............................................................RCFD 5595                                     13.d.


                                                                                                                C461
                                                                                                                ----
                                                 (Column A)           (Column B)        (Column C)         (Column D)
                 Dollar Amounts in Thousands    Interest Rate      Foreign Exchange  Equity Derivative    Commodity and
--------------------------------------------      Contracts           Contracts          Contracts       Other Contracts
              Off-balance Sheet Derivatives   ------------------  -----------------  -----------------  -----------------
                   Position Indicators        Tril Bil Mil Thou   Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou
--------------------------------------------  ------------------  -----------------  -----------------  -----------------
14. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b):         ------------------  -----------------  -----------------  -----------------
    a. Futures contracts.....................                  0                  0                  0                  0  14.a.
                                              ------------------  -----------------  -----------------  -----------------
                                                  RCFD 8693           RCFD 8694          RCFD 8695           RCFD 8696
                                              ------------------  -----------------  -----------------  -----------------
    b. Forward contracts....................                   0                  0                  0                  0  14.b.
                                              ------------------  -----------------  -----------------  -----------------
                                                  RCFD 8697           RCFD 8698          RCFD 8699           RCFD 8700
    c. Exchange-traded option contracts:      ------------------  -----------------  -----------------  -----------------
       (1) Written options.................                    0                  0                  0                  0  14.c.(1)
                                              ------------------  -----------------  -----------------  -----------------
                                                  RCFD 8701           RCFD 8702          RCFD 8703           RCFD 8704
                                              ------------------  -----------------  -----------------  -----------------
       (2) Purchased options..............                     0                  0                  0                  0  14.c.(2)
                                              ------------------  -----------------  -----------------  -----------------
                                                  RCFD 8705           RCFD 8706          RCFD 8707           RCFD 8708
                                              ------------------  -----------------  -----------------  -----------------
     d. Over-the-counter option contracts:
                                              ------------------  -----------------  -----------------  -----------------
        (1) Written options...............                     0                  0                  0                  0  14.d.(1)
                                              ------------------  -----------------  -----------------  -----------------
                                                  RCFD 8709           RCFD 8710          RCFD 8711           RCFD 8712
                                              ------------------  -----------------  -----------------  -----------------
        (2) Purchased options.............                     0                  0                  0                  0  14.d.(2)
                                              ------------------  -----------------  -----------------  -----------------
                                                  RCFD 8713           RCFD 8714          RCFD 8715           RCFD 8716
                                              ------------------  -----------------  -----------------  -----------------
     e. Swaps.............................                     0                  0                  0                  0  14.e.
                                             ------------------  -----------------  -----------------  -----------------
                                                  RCFD 3450           RCFD 3826          RCFD 8719           RCFD 8720
                                             ------------------  -----------------  -----------------  -----------------
15. Total gross notional amount of
    derivative contracts held for trading..                    0                  0                  0                  0  15.
                                             ------------------  -----------------  -----------------  -----------------
                                                  RCFD A126           RCFD A127          RCFD 8723           RCFD 8724
                                             ------------------  -----------------  -----------------  -----------------
16. Gross notional amount of
    derivative contracts held for
    purposes of trading:                     ------------------  -----------------  -----------------  -----------------
    a. Contracts marked to market..........                    0                  0                  0                  0  16.a
                                             ------------------  -----------------  -----------------  -----------------
                                                  RCFD 8725           RCFD 8726          RCFD 8727           RCFD 8728
                                             ------------------  -----------------  -----------------  -----------------
    b. Contracts not marked to market......                    0                  0                  0                  0  16.b
                                             ------------------  -----------------  -----------------  -----------------
                                                  RCFD 8729           RCFD 8730          RCFD 8731           RCFD 8732
                                             ------------------  -----------------  -----------------  -----------------
    c. Interest rate swaps where the bank
       has agreed to a fixed rate..........                    0                                                           16.c.
                                             ------------------  -----------------  -----------------  -----------------
                                                  RCFD A589
                                             ------------------  -----------------  -----------------  -----------------


Legal Title of Bank:  Norwest Bank Colorado, N.A.   Call Date: 9/30/98 FFIEC 031
Address:              1740 Broadway                                   Page RC-16
City, State  Zip:     Denver, CO 80274-8604            Printed 10/20/98 at 18:52
FDIC Certificate No.: 03011

SCHEDULE RC-L -- CONTINUED

                                                                                                               C462
                                   -----------------    -----------------    -----------------    -----------------
                                      (Column A)           (Column B)           (Column C)           (Column D)
      Dollar Amounts in Thousands    Interest Rate        Interest Rate        Interest Rate        Interest Rate
---------------------------------      Contracts            Contracts            Contracts            Contracts
   Off-balance Sheet Derivatives   -----------------    -----------------    -----------------    -----------------
        Position Indicators        RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou
---------------------------------  -----------------    -----------------    -----------------    -----------------
17. Gross fair values of
    derivative contracts:

    a. Contracts held for
       trading:

       (1) Gross positive
           fair value ...........  8733            0    8734            0    8735            0    8736            0    17.a.(1)

       (2) Gross negative
           fair value ...........  8737            0    8738            0    8739            0    8740            0    17.a.(2)

    b. Contracts held for
       purposes other than
       trading that are marked
       to market:

       (1) Gross positive
           fair value ...........  8741            0    8742            0    8743            0    8744            0    17.b.(1)

       (2) Gross negative
           fair value ...........  8745            0    8746            0    8747            0    8748            0    17.b.(2)

    c. Contracts held for
       purposes other than
       trading that are marked
       to market:

       (1) Gross positive
           fair value ...........  8749            0    8750            0    8751            0    8752            0    17.c.(1)

       (2) Gross negative
           fair value ...........  8753            0    8754            0    8755            0    8756            0    17.c.(2)
                                   -----------------    -----------------    -----------------    -----------------


Memoranda                                                           Dollar Amounts in Thousands   RCFD Bil Mil Thou
-----------------------------------------------------------------------------------------------   -----------------
1.-2. Not applicable

3. Unused commitments with an original maturity exceeding one year that are reported in
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments
   that are fee paid or otherwise legally binding) ............................................   3833      771,981    M.3

   a. Participations in commitments with an original maturity                -----------------
      exceeding one year conveyed to others ...............................  RCFD 3834  13,950                         M.3.a.
                                                                             -----------------
4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance)
   issued by non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ...  3377             0    M.4.

5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:

   a. Loans to purchase private passenger automobiles (to be completed for the
      September report only) ..................................................................   2741            0    M.5.a.

   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) ..............................   2742       69,517    M.5.b.

   c. All other consumer credit (including mobile home loans) (to be completed for the
      September report only) ..................................................................  2743             0    M.5.c.
                                                                                                  -----------------

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                     Page RC-1
City, State  Zip:    Denver, CO 80274-8604             Printed 10/20/98 at 18:52
FDIC Certificate No.: 03011

SCHEDULE RC-M--MEMORANDA

                                                                                                                      C465
                                                                                                                      ----
                                                                     Dollar Amounts in Thousands   RCFD   Bil   Mil  Thou
------------------------------------------------------------------------------------------------   ----   ---   ---  ----
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
    a. Aggregate amount of all extensions of credit to all executive officers, directors,
       principal shareholders, and their related interests .....................................   6164                52  1.a.
    b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to
       related interests) equals or exceeds the lesser of $500,000 or 5 percent           Number
       of total capital as defined for this purpose in agency regulations ..... RCFD 6165      1                           1.b.
2.  Federal funds sold and securities purchased under agreements to resell with U.S. branches
    and agencies of foreign banks(1) (included in Schedule RC, item 3) .........................   3405                 0  2.
3.  Not applicable.
4.  Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
    (include both retained servicing and purchased servicing):
    a. Mortgages serviced under a GNMA contract ................................................   5500                 0  4.a.
    b. Mortgages serviced under a FHLMC contract:
       (1) Serviced with recourse to servicer ..................................................   5501                 0  4.b.(1)
       (2) Serviced without recourse to servicer ...............................................   5502                 0  4.b.(1)
    c. Mortgages serviced under a FNMA contract:
       (1) Serviced under a regular option contract ............................................   5503                 0  4.c.(1)
       (2) Serviced under a special option contract ............................................   5504                 0  4.c.(1)
    d. Mortgages serviced under other servicing contracts ......................................   5505                 0  4.d.
5.  To be completed only by banks with $1 billion or more in total assets:
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b.
    must equal Schedule RC, item 9):
    a. U.S. addressees (domicile) ..............................................................   2103             1,566  5.a.
    b. Non-U.S. addressees (domicile) ..........................................................   2104                 0  5.b.
6.  Intangible assets:
    a. Mortgage servicing assets ...............................................................   3164                 0  6.a.
       (1) Estimated fair value of mortgage servicing assets ...................RCFD A590      0                           6.a.(1)
    b. Other identifiable intangible assets:
       (1) Purchased credit card relationships .................................................   5506                 0  6.b.(1)
       (2) All other identifiable intangible assets ............................................   5507                 0  6.b.(1)
    c. Goodwill ................................................................................   3163                53  6.c.
    d. Total (sum of items 6.1, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ...   2143                53  6.d.
    e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered
       or are otherwise qualifying for regulatory capital purposes .............................   6442                 0  6.e.
7.  Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
    redeem the debt ............................................................................   3295                 0  7.

-------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank: Norwest Bank Colorado, N.A.           Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                           Page RC-18
City, State Zip:     Denver, OCO 80274-8604                   Printed 10/20/98 at 18:52
FDIC Certificate No.: 03011

SCHEDULE RC-M--CONTINUED





                           ---------------
                                                                     Dollar Amounts in Thousands            Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
 8.  a.   Other real estate owned:
          (1) Direct and indirect investments in real estate ventures ............................ RCFD  5372      0     8.a.(1)
          (2) All other real estate owned:
              (a) Construction and land development in domestic offices .......................... RCON  5508      0     8.a.(2)(a)
              (b) Farmland in domestic offices ................................................... RCON  5509      0     8.a.(2)(b)
              (c) 1-4 family residential properties in domestic offices .......................... RCON  5510  1,059     8.a.(2)(c)
              (d) Multifamily (5 or more) residential properties in domestic offices ............. RCON  5511      0     8.a.(2)(d)
              (e) Nonfarm nonresidential properties in domestic offices .......................... RCON  5512      0     8.a.(2)(e)
              (f) In foreign offices ............................................................. RCFN  5513      0     8.a.(2)(f)
          (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) .......... RCFD  2150  1,059     8.a.(3)
     b.   Investments in unconsolidated subsidiaries and associated companies:
          (1) Direct and indirect investments in real estate ventures ............................ RCFD  5374      0     8.b.(1)
          (2) All other investments in unconsolidated subsidiaries and associated companies ...... RCFD  5375      0     8.b.(2)
          (3) Total (sum of items 8.b.(1) and 8.b.(2) (must equal Schedule RC, item 8) ........... RCFD  2130      0     8.b.(3)
 9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
     item 23, "Perpetual preferred stock and related surplus" .................................... RCFD  3778      0     9.
10.  Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
     a.   Money market funds ..................................................................... RCON  6441 24,708     10.a.
     b.   Equity securities funds ................................................................ RCON  8427      0     10.b.
     c.   Debt securities funds .................................................................. RCON  8428      0     10.c.
     d.   Other mutual funds ..................................................................... RCON  8429 62,256     10.d.
     e.   Annuities .............................................................................. RCON  8430 19,139     10.e.
     f.   Sales of proprietary mutual funds and annuities (included in items 10.a through
          10.e above) ............................................................................ RCON  8784 29,577     10.f.
11.  Net unamortized realized deferred gains (losses) on off-balance sheet derivative
     contracts included in assets and liabilities reported in Schedule RC ........................ RCFD  A525      0     11.
12.  Amount of assets netted against nondeposit liabilities and deposits in foreign offices
     (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally accepted accounting
     principles(1) ............................................................................... RCFD  A526      0     12.
13.  Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than
     $10 million and exceeds ten percent of total assets) ........................................ RCFD  A591      0     13.
                                                                                                   -------------------------


Memorandum                                                               Dollar Amounts in Thousands     RCFD  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
 1.  Reciprocal holdings of banking organizations' capital instruments
     (to be completed for the December report only) ..............................................       3836     N/A    M.1.
---------------------------------------------------------------------------------------------------------------------

----------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.


Legal Title of Bank:    Norwest Bank Colorado, N.A.           Call Date: 9/30/98 FFIEC 031
Address:                1740 Broadway                                           Page RC-19
City, State Zip:        Denver, CO 80274-8604                    Printed 10/20/98 at 17:58
FDIC Certificate No.:   03011

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES,
               AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                     C470
                                                                                                                     ----
                                                               (Column A)            (Column B)           (Column C)
                                                                Past due            Past due 90           Nonaccrual
                                                             30 through 788         days or more
                                                             days and still          and still
                                                                accruing              accruing
                                                          -------------------   -------------------   -------------------
                            Dollar Amounts in Thousands   RCFD   Bil Mil Thou   RCFD   Bil Mil Thou   RCFD   Bil Mil Thou
                            ---------------------------   -------------------   -------------------   -------------------

 1.  Loans secured by real estate:

     a.   To U.S. addressees (domicile) ...............   1245         25,054   1246          3,483   1247          4,432   1.a.

     b.   To non-U.S. addressees (domicile) ...........   1248              0   1249              0   1250              0   1.b.

 2. Loans to depository institutions and acceptances of other banks:

     a.   To U.S. banks and other U.S. depository
          institutions ................................   5377              0   5378              0   5379              0   2.a.

     b.   To foreign banks ............................   5380              0   5381              0   5382              0   2.b.

 3.  Loans to finance agricultural production and
     other loans to farmers ...........................   1594            984   1597            563   1583            940   3.

 4.  Commercial and industrial loans:

     a.   To U.S. addressees (domicile) ...............   1251         31,354   1252          2,435   1253          1,273   4.a.

     b.   To non-U.S. addressees (domicile) ...........   1254              0   1255              0   1256              0   4.b.

 5. Loans to individuals for household, family, and other personal expenditures:

     a.   Credit cards and related plans ..............   5383            825   5384              0   5385              0   5.a.

     b.   Other (includes single payment, installment,
          and all student loans) ......................   5386          2,029   5387          1,725   5388            909   5.b.

 6.  Loans to foreign governments and official
     institutions .....................................   5389              0   5390              0   5391              0   6.

 7.  All other loans ..................................   5359          1,984   5460            228   5461              0   7.

 8.  Lease financing receivables:

     a.   Of U.S. addressees (domicile) ...............   1257              0   1258              0   1259              0   8.a.

     b.   Of non-U.S. addressees (domicile) ...........   1271              0   1272              0   1791              0   8.b.

 9.  Debt securities and other assets (exclude other
     real estate owned and other repossessed assets) ..   3505              0   3506              0   3507              0   9.

====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                          RCFD   Bil Mil Thou   RCFD   Bil Mil Thou   RCFD   Bil Mil Thou
                                                          -------------------   -------------------   -------------------
10.  Loans and leases reported in items 1
     through 8 above which are wholly or partially
     guaranteed by the U.S. Government ................   5612              0   5613              0   5614              0  10.

     a.   Guaranteed portion of loans and leases
          included in item 10 above ...................   5615              0   5616              0   5617              0  10.a.


Legal Title of Bank:  NORWEST BANK COLORADO, N.A.   Call Date: 9/30/98 FFIEC 031
Address:              1740 Broadway                                   Page RC-20
City, State  Zip:     Denver, CO 80274-8604            Printed 10/20/98 at 17:58
FDIC CERTIFICATE NO.: 03011

SCHEDULE RC-N -- CONTINUED

                                                                                                               C473
                                                        -----------------    -----------------    -----------------
                                                            (Column A)           (Column B)           (Column C)
                                                             Past due           Past due 90           Nonaccrual
                                                           30 through 89        days or more
                                                           days and still        and still
                                                              accruing           accruing
Memoranda                                               -----------------    -----------------    -----------------
                          Dollar Amounts in Thousands   RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou
-----------------------------------------------------   -----------------    -----------------    -----------------
 1. Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above (and not
    reported in Schedule RC-C, part I, Memorandum
    item 2) .........................................   1658            0    1659            0    1661            0    M.1

 2. Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-N, items 4 and 7, above .............   6558            0    6559            0    6560            0    M.2.
                                                        -----------------    -----------------    -----------------

 3. Loans secured by real estate in domestic offices    RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou
    (included in Schedule RC-N, item 1, above):         -----------------    -----------------    -----------------

    a. Construction and land development ............   2759        7,211    2769          585    3492          502    M.3.a.

    b. Secured by farmland ..........................   3493           95    3494            0    3495            0    M.3.b

    c. Secured by 1-4 family residential properties:

       (1) Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit ............  5398        1,770    5399        2,200    5400        3,024    M.3.c.(1)

       (2) All other loans secured by 1-4 family
           residential properties ....................  5401            0    5402            0    5403            0    M.3.c.(2)

    d. Secured by multifamily (5 or more) residential
       properties ....................................  3499            0    3500            0    3501            0    M.3.d.

    e. Secured by nonfarm nonresidential properties ..  3502       15,978    3503          698    3504          906    M.3.e.

                                                        -----------------    -----------------
                                                            (Column A)           (Column B)
                                                            Past due 30          Past due 90
                                                         through 89 days        days or more
                                                        -----------------    -----------------
                                                        RCFD Bil Mil Thou    RCFD Bil Mil Thou
-----------------------------------------------------   -----------------    -----------------
 4. Interest rate, foreign exchange rate, and other
    commodity and equity contracts:

    a. Book value of amounts carried as assets ......   3522            0    3528            0    M.4.a.

    b. Replacement cost of contracts with a
       positive replacement cost ....................   3529            0    3530            0    M.4.b.


--------------------------------------------------------------------------------
                                                                         C477
Person to whom questions about the Reports of Condition and Income should be directed:

Laura Ewald                             (303) 863-4591
--------------------------------------- ----------------------------------------
Name and Title (TEXT 8901)              Telephone: Area code/phone number/
                                        extension (TEXT 8902)

Even though Call Reports must be filed
electronically, send my bank a sample
set of paper Call Report forms for      (303) 863-4605
the next quarter:  Yes [ ]  (RCON 9117) ----------------------------------------
                                        FAX: Area code/phone number (TEXT 9116)


Legal Title of Bank:  Norwest Bank Colorado, N.A.                                                       Call Date: 9/30/98 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-21
City, State Zip:      Denver, CO 80274-8604                                                                Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS
                                                                                                                    ----
                                                                                                                    C475
                                                                                                       -----------------
                                                                          Dollar Amounts in Thousands  RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits ..........................................................  0030          N/A   1.a.
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits .......................................  0031       17,175   1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits(1) ..........................  0032            0   1.b.(2)
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits .........................................................  3510          N/A   2.a.
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits ......................................  3512        2,333   2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits(1) .........................  3514            0   2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
   deposits in domestic offices) ....................................................................  3520            0   3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
   Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries ..................................................  2211       13,377   4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries .....................................  2351            0   4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries ..........................  5514            0   4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ......................  2229            0   5.a.
   b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) .........  2383            0   5.b.
   c. Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b) ......................................................................  5515            0   5.c.
6. Reserve balance actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,
      column B) .....................................................................................  2314            0   6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,
      item 4 or 5, column A or C, but not column B) .................................................  2315            0   6.b.
7. Unamortized premiums and discounts on time and savings deposits: (1),(2)
   a. Unamortized premiums ..........................................................................  5516            0   7.a.
   b. Unamortized discounts .........................................................................  5517            0   7.b.
8. To be completed by banks with "Oakar deposits."
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
      (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other FDIC-insured institutions during
          the quarter ...............................................................................  A531            0   8.a.(1)
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF
          members report deposits attributable to BIF) ..............................................  A532            0   8.a.(2)
   b. Total deposits sold or transferred to other FIDC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposits in foreign offices other than
      insured branches in Puerto Rico and U.S. territories and possessions) .........................  A533            0   8.b.

------------

(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.


Legal Title of Bank:  Norwest Bank Colorado, N.A.                                                       Call Date: 9/30/98 FFIEC 031
Address:              1740 Broadway                                                                                       Page RC-22
City, State Zip:      Denver, CO 80274-8604                                                                Printed 10/20/98 at 17:58
FDIC Certificate No.: 03011

SCHEDULE RC-O--CONTINUED
                                                                                                       -----------------
                                                                          Dollar Amounts in Thousands  RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
 9. Deposits in lifeline accounts ...................................................................  5596                9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices) ...................................................................  8432            0  10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were
       reported on a gross basis in Schedule RC-E had been reported on a net basis ..................  8785            0  11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported
       on a net basis in Schedule RC-E had been reported on a gross basis ...........................  A181            0  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches
       in Puerto Rico and U.S. territories and possessions in Schedule RC-E .........................  A182            0  11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits ..............................................  A527            0  12.a.
    b. Amount of assets netted against time and savings deposits ....................................  A528            0  12.b.


Memoranda (to be completed each quarter except as noted)                                               -----------------
                                                                          Dollar Amounts in Thousands  RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
    1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less ...........................................  2702    4,694,085  M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                               Number
           completed for the June report only) ..................................  RCON 3779      N/A                     M.1.a.(2)
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000 .........................................  2710    3,099,789  M.1.b.(1)
                                                                                               Number
       (2) Number of deposit accounts of more than $100,000 .....................  RCON 2722    8,869                     M.1.b.(2)
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or
       procedure for determining a better estimate of uninsured deposits than the                                YES  NO
       estimate described above .....................................................................  6861            X  M.2.a.
    b. If the box marked YES has been checked, report the estimate of uninsured deposits               RCON Bil Mil Thou
       determined by using your bank's method or procedure ..........................................  5597          N/A  M.2.b.
 3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report:
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent
    savings association:                                                                               FDIC Cert No.
       TEXT A545  N/A                                                                             RCON A545 N/A           M.3.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                    Page RC-23
City, State  Zip:    Denver, CO 80274-8604              Printed 11/2/98 at 08:09
FDIC Certificate No.: 03011

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed. To be
   completed only by banks with total assets of less than $1 billion. Indicate in the                    C480
   appropriate box at the right whether the bank has total capital greater than or                  YES       NO
   equal to eight percent of adjusted total assets ..................................... RCFD 6056                      1.

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

   NOTE: All banks are required to complete items 2 and 3 below.
         See optional worksheet for items 3.a through 3.f.

                                                                                                   ----------------------
                                                                     Dollar Amounts in Thousands   RCFD   Bil   Mil  Thou
------------------------------------------------------------------------------------------------   ----   ---   ---  ----
2.  Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in Tier 2 capital:
    a. Subordinated debt(1) and intermediate term preferred stock ..............................   A515            42,000  2.a.
    b. Other limited-life capital instruments ..................................................   A516                 0  2.b.
3.  Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
    a. (1) Tier 1 capital ......................................................................   8274           494,541  3.a.(1)
       (2) Tier 2 capital ......................................................................   8275           107,803  3.a.(2)
       (3) Tier 3 capital ......................................................................   1395                 0  3.a.(3)
    b. Total risk-based capital ................................................................   3792           602,344  3.b.
    c. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
       risk-weighted assets) ...................................................................   A222             9,668  3.c.
    d. (1) Net risk-weighted assets (gross risk-weighted assets less excess allowance reported
           in item 3.c above and all other deductions) .........................................   A223         5,254,584  3.d.(1)
       (2) Market risk equivalent assets .......................................................   1651                 0  3.d.(2)
    e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions
       (to be completed only if the bank uses the "direct reduction method" to report these
       transactions in Schedule RC-R) ..........................................................   1727                 0  3.e.
    f. "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all
       assets deducted from Tier 1 capital)(2) .................................................   A224         8,805,573  3.f.

                                                                              (Column A)                 (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed                       Assets                  Credit Equiv-
by banks that answered NO to item 1 above and                                  Recorded                 alent amount
by banks with total assets of $1 billion or more.                               on the                 of Off-Balance
                                                                             Balance Sheet              Sheet Items(3)
                                                                        -----------------------      --------------------
                                                                        RCFD   Bil   Mil   Thou      RCFD  Bil  Mil  Thou
                                                                        -----------------------      --------------------
4.  Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
    a. Assets recorded on the balance sheet ........................     5163           598,186                          4.a.
    b. Credit equivalent amount of off-balance sheet items .........                                 3796             0  4.b.

-------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank: Norwest Bank Colorado, N.A.    Call Date: 9/30/98 FFIEC 031
Address:             1740 Broadway                                    Page RC-24
City, State  Zip:    Denver, CO 80274-8604              Printed 11/2/98 at 08:09
FDIC Certificate No.: 03011

SCHEDULE RC-R--CONTINUED

                                                                                   (Column A)               (Column B)
                                                                                     Assets               Credit Equiv-
                                                                                    Recorded              alent Amount
                                                                                     on the              of Off-Balance
                                                                                 Balance Sheet           Sheet Items(1)
                                                                             ----------------------   ----------------------
                                               Dollar Amounts in Thousands   RCFD   Bil   Mil  Thou   RCFD   Bil   Mil  Thou
--------------------------------------------------------------------------   ----   ---   ---  ----   ----   ---   ---  ----
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet ...............................   5165         5,042,296                           5.a.
   b. Credit equivalent amount of off-balance sheet items ................                            3801         1,140,153  5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet ...............................   3802           391,549                           6.a.
   b. Credit equivalent amount of off-balance sheet items ................                            3803            45,896  6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet ...............................   3804         3,423,095                           7.a.
   b. Credit equivalent amount of off-balance sheet items ................                            3805           385,941  7.b.
8. On-balance sheet asset values excluded from and deducted in the
   calculation of the risk-based capital ratio(2) ........................   3806            44,862                           8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a,
   7.a, and 8, column A) (must equal Schedule RC, item 12 plus items 4.b
   and 4.c) ..............................................................   3807         9,499,988                           9.

Memoranda

                                                                                                   ----------------------
                                                                     Dollar Amounts in Thousands   RCFD   Bil   Mil  Thou
------------------------------------------------------------------------------------------------   ----   ---   ---  ----
1. Current credit exposure across all off-balance sheet derivative contracts covered by the
   risk-based capital standards ................................................................   8764                 0   M.1.

                                                                     With a remaining maturity of
                                        ------------------------------------------------------------------------------------
                                               (Column A)                   (Column B)                  (Column C)
                                            One year or less              Over one year               Over five years
                                                                        through five years
2. Notional principal amounts of         --------------------------  --------------------------  --------------------------
   off-balance sheet derivative          RCFD  Tril  Bil  Mil  Thou  RCFD  Tril  Bil  Mil  Thou  RCFD  Tril  Bil  Mil  Thou
   contracts(3):
   a. Interest rate contracts .........  3809                     0  8766                     0  8767                     0   M.2.a.
   b. Foreign exchange contracts ......  3812                     0  8769                     0  8770                     0   M.2.b.
   c. Gold contracts ..................  8771                     0  8772                     0  8773                     0   M.2.c.
   d. Other precious metals contracts..  8774                     0  8775                     0  8776                     0   M.2.d.
   e. Other commodity contracts .......  8777                     0  8778                     0  8779                     0   M.2.e.
   f. Equity derivative contracts .....  A000                     0  A001                     0  A009                     0   M.2.f.

-------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:    NORWEST BANK COLORADO, N.A.         Call Date: 9/30/98 FFIEC 031
Address:                1740 BROADWAY
City, State Zip:        DENVER, CO 80274-8604                  Printed 10/20/98 at 17:58
FDIC Certificate No.:   03011

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME

                   at close of business on September 30, 1998


NORWEST BANK COLORADO, N.A.  DENVER, COLORADO
---------------------------  ------- --------
Legal Title of Bank          City    State


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A/," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

-------------------------------------------------------------------------------

No comment [ ] (RCON 6979)                                  C471       C472
                                                          ---------------------

BANK MANAGEMENT STATEMENT (please type or print clearly:
(TEXT 6980)

              /s/ LAURA L. MAES                                10/15/1998
              -----------------------------------------   ---------------------
              Signature of Executive Officer of Bank      Date of Signature

Legal Title of Bank: NORWEST BANK COLORADO, N.A.           Call Date: 9/30/98
Address:             17040 BROADWAY
City, State Zip:     DENVER, OCO 80274-8604
FDIC Certificate No.: 03011

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

-----------------------------------------------------------------------------------------------
     NAME AND ADDRESS OF BANK                         OMB No. For OCC: 1557-0081
                                                      OMB No. For FDIC: 3064-0052
                                               OMB No. For Federal Reserve: 7100-0036
                                                        Expiration Date: 3/31/2001

                                                             SPECIAL REPORT
                                                       (Dollar Amounts in Thousands)
                                        -------------------------------------------------------
                                        CLOSE OF BUSINESS    FDIC Certificate Number
                                        DATE                                             C-700
                                            9/30/1998                  03011
                                        -------------------------------------------------------

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loan or other extensions of credit were made during the period, insert "none" against subitem (a). (Excludes the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officers" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
--------------------------------------------------------------------------------

a.   Number of loans made to executive officers since the previous Call Report date ........ RCFD     3561      0     a.
                                                                                             --------------------
b.   Total dollar amount of  above loans (in thousands of dollars) ......................... RCFD     3562      0     b.
                                                                                             --------------------

c.   Range of interest charged on above loans                -----------------------------------------------------------
     (example: 9 3/4% = 9.75) .............................. RCFD     7701      0.00  % to   RCFD     7702      0.00  %    c.
                                                             -----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------










     /s/  LAURA L. MAES                                            10/15/1998
-------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT      DATE (Month, Day, Year
-------------------------------------------------------------------------------------